                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                VALUE LINE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     4) Date Filed:
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
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 -------------

TO THE STOCKHOLDERS:

    Notice is hereby given that the Annual Meeting of the Stockholders of Value Line, Inc. will be held on October 6, 1995, at 10:30 a.m. at the offices of Day, Berry & Howard, 25th floor, CityPlace I, 185 Asylum Street, Hartford, Connecticut for the following purposes:

    1. To elect seven directors of Value Line, Inc.; and

    2. To transact such other business as may properly come before the meeting

    Stockholders of record at the close of business on September 14, 1995 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

    We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

                                      By order of the Board of Directors.

                                                            HOWARD A. BRECHER,
                                                                       SECRETARY

New York, New York
September 20, 1995

                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                            NEW YORK, NEW YORK 10017

                                 --------------

                ANNUAL MEETING OF STOCKHOLDERS--OCTOBER 6, 1995
                                 --------------

                                PROXY STATEMENT

    The following information is furnished to each stockholder in connection with the foregoing notice of the Annual Meeting of Stockholders of Value Line, Inc. (the "Company") to be held on October 6, 1995. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to stockholders on or about September 20, 1995.

    The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Company. A proxy executed on the enclosed form may be revoked by the stockholder at any time before the shares are voted. The shares represented by all proxies which are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board's nominees as Directors.

    The expense in connection with the solicitation of proxies will be borne by the Company.

    Only holders of Common Stock of record at the close of business on September 14, 1995, will be entitled to vote at the meeting. On that date, there were 9,976,450 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of August 17, 1995 as to shares of the Company's Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock.

                                      Number of Shares
          Name and Address              Beneficially     Percentage of Shares
        of Beneficial Owner                 Owned        Beneficially Owned(1)
------------------------------------  -----------------  ---------------------
Arnold Bernhard & Co., Inc.(1)            8,009,800                80.32%
220 East 42nd Street
New York, NY 10017

---------
(1) Jean Bernhard Buttner, Chairman of the Board, President and Chief Executive Officer of the Company, owns a majority of the outstanding voting stock of Arnold Bernhard & Co., Inc. and Arnold Van Hoven Bernhard, a Director of the Company, owns the remainder.

    The following table sets forth information as of August 17, 1995 with respect to shares of the Company's Common Stock owned by each director of the Company, by each executive officer listed in the Summary Compensation Table and by all officers and directors as a group.

                                      Number of Shares      Percentage of
              Name of                   Beneficially     Shares Beneficially
          Beneficial Owner                  Owned               Owned
------------------------------------  -----------------  -------------------
Jean Bernhard Buttner                       100(1)                *
Arnold Van Hoven Bernhard                   100(1)                *
Harold Bernard, Jr.                         181                   *
Samuel Eisenstadt                             0(1)                *
William S. Kanaga                         2,000                   *
W. Scott Thomas                           1,000                   *
Howard A. Brecher                         2,500(2)                *
David T. Henigson                           150(2)                *
John Moore                                  100                   *
Dean Tencic                                   0
All directors and executive officers
as a group (10 persons)                   6,131(1)(3)             *

---------

* Less than one percent

(1) Excludes 8,009,800 shares (80.32% of the outstanding shares) owned by Arnold Bernhard & Co., Inc. Jean Bernhard Buttner owns a majority of the outstanding voting stock of Arnold Bernhard & Co., Inc. and Arnold Van Hoven Bernhard owns the remainder. All of the non-voting stock of Arnold Bernhard & Co. Inc. is held by members of the Bernhard family and employees or former employees of Arnold Bernhard & Co., Inc. or the Company.

(2) Purchasable within 60 days of August 17, 1995 upon the exercise of stock options.

(3) Includes 2,650 shares purchasable within 60 days of August 17, 1995 upon the exercise of stock options by Messrs. Brecher and Henigson.

                             ELECTION OF DIRECTORS

    At the meeting, seven directors are to be elected, each to hold office until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. The persons named in the enclosed proxy will vote for the election of the nominees listed below.

    During the fiscal year ended April 30, 1995, there were four meetings of the Board of Directors. Each of the directors named below attended at least 75% of the meetings held during the year.

    The Board of Directors has established an Audit Committee presently consisting of Jean Bernhard Buttner, Harold Bernard, Jr., William S. Kanaga and
W. Scott Thomas. The Committee held two meetings during the year ended April 30, 1995 to discuss audit and financial reporting matters with both management and the Company's independent public accountants.

    A director who is also an employee of the company receives no compensation for his service on the Board in addition to that compensation which he receives as an employee. A director who is not an employee of the Company is paid a director's fee of $3,000 per year plus $1,750 for each Board meeting attended and $2,500 for each meeting of the Audit Committee attended.

    Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

                        NOMINEE, AGE AS OF AUGUST 17, 1995                           DIRECTOR
                             AND PRINICPAL OCCUPATION                                  SINCE
----------------------------------------------------------------------------------  -----------
Jean Bernhard Buttner* (60). Chairman of the Board, President, and Chief Executive        1982
Officer  of the Company and Arnold Bernhard & Co., Inc., since 1988. President and
Chief Operating Officer  of each since  1985; Director of  Arnold Bernhard &  Co.,
Inc.  Chairman and Director or  Trustee of each of  the Value Line Funds; Trustee,
Williams College, Radcliffe College.
Harold Bernard,  Jr.  (64). Administrative  Law  Judge, National  Labor  Relations        1982
Board.  Director of Arnold  Bernhard & Co.,  Inc. Judge Bernhard  is the cousin of
Jean Bernhard Buttner and Arnold Van Hoven Bernhard.
Samuel Eisenstadt*.  (73). Senior  Vice  President and  Research Chairman  of  the        1982
Company.
William  S. Kanaga*  (70). Retired  Chairman of Arthur  Young (now  Ernst & Young,        1986
accounting firm). Director  of McDonnell Douglas  Corporation (aerospace),  Center for  International Private Enterprise, The Business Council of the United Nations,
United Way International and member of advisory councils of Mercy Ships, Inc.  and the Consortium of Christian Colleges.
W. Scott Thomas (45). Partner, Brobeck, Phleger & Harrison, attorneys.                    1986
Howard  A.  Brecher* (41).  Secretary  of the  Company  since 1992;  Secretary and        1992
General Counsel of Arnold Bernhard & Co., Inc. since 1991 and Director since 1992;
Attorney with New York Telephone Company, 1984 to 1991.
David T. Henigson* (37).  Vice President of the  Company since 1992, Treasurer  of        1992
the  Company since 1994, Director of Compliance  and Internal Audit of the Company
since 1988; Vice President of each of the Value Line Funds since 1992.

---------

* Members of the Executive Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                       Long-Term
                                                                      Compensation
                                                                ------------------------
                                                                         Awards
                                                                ------------------------
                                        Annual Compensation     Restricted
                                      ------------------------     Stock       Options        All Other
Name and                   Fiscal                      (a)       Award(s)      Granted    Compensation (b)
Principal Position          Year      Salary ($)    Bonus ($)       ($)          (#)             ($)
-----------------------     -----     -----------  -----------  -----------  -----------  -----------------
Jean B. Buttner                1995      641,250      450,000       --           --              14,220
Chairman of the Board          1994      315,000      500,000       --           --              18,350
 and Chief Executive           1993      315,000      250,000       --           --              18,350
 Officer
Samuel Eisenstadt              1995      100,000      125,000       --           --              12,000
Senior Vice President          1994      100,000      150,000       --           --              15,000
 and Research Chairman         1993      100,000      150,000       --           --              15,000
John Moore                     1995      150,000       62,500       --           --              16,500
Senior Portfolio               1994      100,000      100,000       --           --              15,000
 Manager                       1993      100,000       60,304       --           --              15,000
David T. Henigson              1995       98,400      100,000       --           --              11,808
Vice President                 1994       98,400       80,000       --           --              14,760
                               1993       98,400       60,000       --           --              14,760
Dean Tencic                    1995       92,645       70,000       --           --              11,115
Director, Information          1994       78,000       40,000       --           --              11,700
 Technology                    1993       60,845        5,000       --           --               8,377

---------
(a)  A portion of the bonuses are contingent upon future employment.

(b) Employees of the Company are members of the Profit Sharing and Savings Plan (the "Plan"). The Plan provides for a defined annual contribution which is determined by a formula based upon the salaries of eligible employees and the amount of consolidated net operating income as defined in the Plan. The Company's contribution expense was $968,000 for the year ended April 30, 1995. Each employee's interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the mutual funds for which the Company acts as investment adviser. Distributions under the Plan vest in accordance with a schedule based upon the employee's length of service and are payable upon the employee's retirement, death, disability, or termination of employment.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth the number of shares acquired by any of the named persons upon exercise of stock options in fiscal 1995, the value realized through the exercise of such options, and the number of unexercised options held by such person, including both those which are presently exercisable, and those which are not presently exercisable.

                                                                                         Value of Unexercised
                                                               Number of            In-the-Money Options at April
                                                          Unexercised Options
                                                           at April 30, 1995                   30, 1995
                     Shares Acquired                  ----------------------------  ------------------------------
                       Upon Option         Value                          Not                            Not
       Name             Exercise         Realized      Exercisable    Exercisable    Exercisable   Exercisable (1)
------------------  -----------------  -------------  -------------  -------------  -------------  ---------------
David T. Henigson          --               --              1,250         --             15,313          --
Howard A. Brecher          --               --              2,500          2,500         --              --

---------
(1) Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Arnold Bernhard & Co., Inc. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and Arnold Bernhard & Co., Inc., allocate costs for office space, equipment and supplies and support staff pursuant to a servicing and reimbursement arrangement. During the year ended April 30, 1995, the company was reimbursed $414,000 for such expenses. In addition, a tax-sharing arrangement allocates the tax liabilities of the two companies between them. The Company pays to Arnold Bernard & Co., Inc. an amount equal to the Company's liability as if it filed separate tax returns.

                         COMPENSATION COMMITTEE REPORT

    The goals of the Company's executive compensation program are to enable the Company to attract and retain top quality executives, to promote improved corporate performance and to reward executives who contribute to the long-term success of the Company. The following guidelines have been established to carry out this policy:

    (a) Base salaries should be maintained at levels consistent with competitive market compensation practices; and

    (b) A portion of the executive compensation should be incentive-based, i.e., tied to the performance of the Company and the individual.

    The Company's compensation program is comprised of two main components: Base Salary and Incentive Compensation.

BASE SALARY

    Base salaries for the Company's executives are reviewed annually taking into account the level of salary offered by companies of comparable size engaged in the business of publishing or investment management. The Committee believes that the base salary levels as established are reasonable and necessary to attract and retain key employees.

ANNUAL INCENTIVE COMPENSATION PLAN

    Bonus payments are awarded to executive officers based upon Company performance and the individual's achievement of goals and objectives. The earnings performance of the Company and achievement of individual goals and objectives are given approximately equal weighting in determining bonuses paid to all executive officers.

OTHER COMPENSATION

    The Compensation Committee is exploring alternative long-term incentive compensation programs for possible future use.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1995

    Jean B. Buttner's base salary in fiscal 1995 was increased from that paid in fiscal 1994 because for a number of years it was far below average for investment management Chief Executive Officers. Mrs. Buttner was awarded a bonus under the Company's Annual Incentive Compensation Plan for fiscal 1995 of $450,000. In establishing this bonus, consideration was given to a number of her significant achievements during the fiscal year, notably the introduction of The Value Line No-Load Fund Advisor, The Value Line Investment Survey -- Expanded Edition, and a well considered tax-savings strategy with regard to the Company's securities portfolio.

    Also, the Company has two substantial lines of business that contribute to the bottom line, whereas most of its competitors have a single line of business, and an average market capitalization ratio to average sales of 1.7 to 1; the Company's ratio is 4 to 1. The average total compensation for CEOs of these companies is between $849,000 and $1,222,045. In consideration of the Company's dual lines of business, CEO compensation might best be compared with the sum of average CEO compensation in the investment management and publishing industries although at this time Mrs. Buttner's compensation approximates only the average of the amounts paid in these two industries.

                                                    COMPENSATION COMMITTEE

                                                       Jean B. Buttner
                                                           Chairman

                                                      David T. Henigson

                                                      Howard A. Brecher

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         1990       1991       1992       1993       1994       1995
Value Line, Inc.      $100.00    $117.75    $164.71    $149.36    $176.90    $149.81
Russell 2000 Index    $100.00    $110.11    $128.91    $149.23    $171.35    $185.48
Peer Group            $100.00    $112.57    $131.25    $148.56    $163.01    $164.40

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

Source: Value Line, Inc.

               STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    Stockholder proposals intended for presentation at the Annual Meeting of Stockholders to be held in October 1996 must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 15, 1996.

                                    GENERAL

    The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Stockholders. However, if any other business is properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

    The Company is mailing its Annual Report for the year ended April 30, 1995 to Stockholders together with this Proxy Statement.

                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                               NEW YORK, NY 10017
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
     The undersigned hereby authorizes and directs Howard A. Brecher and David
R T. Henigson and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Stockholders of VALUE
O LINE, INC. on Friday, October 6, 1995, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their
X best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.
Y

                                                     (CONTINUED ON REVERSE SIDE)



--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE  /\

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.


1. ELECTION OF NOMINEES AS DIRECTORS:

     H. BERNARD, JR., J. BUTTNER, S. EISENSTADT, W. KANAGA, W.S. THOMAS, H.A. BRECHER AND D.T. HENIGSON

            FOR all nominees                       WITHHOLD
          listed above (except                     AUTHORITY
            as marked to the                    to vote for all
               contrary.)                   nominees listed above.

                   / /                                / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------------------------


Please sign exactly as your name appears to the left. When signing as Trustee, Executor, Administrator, or Officer of a corporation give title as such.


Dated:                                 , 1995
       --------------------------------


---------------------------------------------
                   Signature

---------------------------------------------
        Signature, if owned jointly



               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE  /\